UNITED STATES
SECURITIES and EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

November 13, 2014

Tengasco, Inc.
(Exact Name of Registrant as specified in its charter)

Commission File Number 1-15555

Delaware	87-0267438
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

6021 S. Syracuse Way, Suite 117, Greenwood Village CO 80111
(Address of Principal Executive Office)

(720)  420-4460
(Registrant's Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws

Item 5.07	Submission of Matters to a Vote of Security Holders.

Item 8.01	Other Events.

The Board of Directors of Tengasco, Inc. (the “Company”) adopted an amendment to the Bylaws of the Company on November 13, 2014 to be effective immediately.  The amendment primarily states that the sole and exclusive forum for certain specified actions shall be a state or federal court located within the state of Delaware.  The text of the amendment to the Company’s bylaws as adopted is attached as an exhibit to this Report.

The Annual Meeting of Stockholders (the "Annual Meeting") of the Company was held on November 14, 2014 for the purpose of considering and voting on: (1) electing Matthew K. Behrent, Hughree F. Brooks, Peter E. Salas, and Richard M. Thon to the Board of Directors to hold office until their successors shall have been elected and qualify; and (2) ratifying the appointment by the Board of Directors of Hein & Associates LLP to serve as the independent certified public accountants for the current fiscal year.

At the close of business on September 25, 2014, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 60,842,413 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. The holders of 53,485,321 shares of the Company’s common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum.

All of the nominated directors were elected as follows:

(1) Election of Directors:	FOR:	WITHHELD:
Matthew K. Behrent	25,067,975	6,809,484
Hughree F. Brooks	25,151,147	6,726,002
Peter E. Salas	25,062,942	6,814,517
Richard M. Thon	25,143,657	6,733,802

(2) Proposal to ratify appointment of Hein & Associates LLP as the Company’s independent certified public accountants for Fiscal 2014:

For: 51,861,789	Against: 606,404	Abstain: 957,188

A copy of the presentation made at the Annual Meeting is attached as an exhibit to this Report and is reported under Item 8.01, Other Events.

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: November 19, 2014

Tengasco, Inc.

By: s/Michael J. Rugen
Michael J. Rugen,
Chief Executive Officer

Item 9.01	Financial Statements and Exhibits

Exhibits
99.1	Text of Amendment to Bylaws adopted November 13, 2014
99.2	Presentation Made at Annual Shareholder’s Meeting on November 14, 2014

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: November 19, 2014
Tengasco, Inc.

	By:	s/Michael J. Rugen
Michael J. Rugen,
Chief Executive Officer